UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2021

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.750% Senior Notes due 2021	K 21	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On April 30, 2021, Kellogg Company held its Annual Meeting of Shareowners.
b) Carter Cast, Zack Gund, Don Knauss and Mike Schlotman were re-elected for a three-year term.
Five matters were voted on at the 2021 Annual Meeting: the re-election of the four directors described in (b) above; an advisory resolution to approve executive compensation; the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2021; a management proposal to reduce supermajority vote requirements; and a shareowner proposal to adopt shareowner right to call a special meeting.
The final results of voting on each of the matters submitted to a vote of Shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Carter Cast	266,261,312	1,399,282	412,367	32,808,650
1b. Zack Gund	265,724,661	1,938,245	410,055	32,808,650
1c. Don Knauss	251,581,207	16,079,327	412,427	32,808,650
1d. Mike Schlotman	266,645,518	1,006,372	421,071	32,808,650

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	259,229,128	7,938,165	905,668	32,808,650

	For	Against	Abstentions
3. Ratification of PwC as the Company's independent registered public accounting firm was approved	290,024,619	10,398,536	458,456

	For	Against	Abstentions	Broker Non-Votes
4. Management proposal to reduce supermajority requirements was not approved	178,079,684	89,386,149	607,128	32,808,650

	For	Against	Abstentions	Broker Non-Votes
5. Shareowner proposal to adopt shareowner right to call a special meeting was approved	164,260,400	95,753,833	8,048,493	32,818,885

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: May 6, 2021	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman